                                                                    EXHIBIT 23.2







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our report dated April 11, 2003, accompanying the financial statements of Frank's Nursery & Crafts, Inc. contained in Amendment No. 3 to the Registration Statement on Form 10. We consent to the use of the aforementioned report in the Registration Statement.



/s/ Grant Thornton LLP
Southfield, Michigan
May 27, 2003